UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-09575

                            MEEHAN MUTUAL FUNDS, INC.
                            -------------------------
               (Exact name of Registrant as Specified in Charter)
                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C.  20036
               (Address of Principal Executive Office) (Zip Code)
       Registrants Telephone Number, including Area Code: 1-866-884-5968

                           THOMAS P. MEEHAN, PRESIDENT
                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C. 20036
                     (Name and Address of Agent for Service)
                                    Copy to:
                              ROBERT J. ZUTZ, ESQ.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                                 1601 K St., NW
                             Washington, D.C.  20006



Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

ITEM  1.  REPORTS  TO  SHAREHOLDERS


================================================================================












                                 MEEHAN FOCUS FUND

                                  ANNUAL REPORT


                                 October 31, 2007









This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund's shares is authorized only in a case of concurrent or prior delivery of the Fund's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund. This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund's shares is authorized only in a case of concurrent or prior delivery of the Fund's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.









Meehan Focus Fund                                Distributor:
A Series of Meehan Mutual Funds, Inc.            Viking Fund Distributors, LLC
1900 M Street, N.W., Suite 600                   116 1st Street, S.W., Suite C
Washington, DC  20036                            Minot, ND  58701
(866) 884-5968                                   (800) 933-8413

                                                  December 21, 2007

Dear Fellow Shareholders*:

The total return for the Meehan Focus Fund ("the Fund") for its fiscal year ended October 31, 2007 was 17.10%. The Fund's net asset value ("NAV") at October 31 was $17.93 (net of a $0.97 per share long-term capital gain and income distribution). The Fund's performance over this period was better than that of the Standard and Poor's 500 Total Return Index ("S&P 500") but trailed that of the NASDAQ Composite Index ("NASDAQ"). Since inception the Fund has outperformed both the S&P 500 and the NASDAQ. The Fund's results for its 2007 fiscal year, for five years, and since inception on December 10, 1999 are shown below with comparable results for leading market indexes.
results for leading market indexes.




                                       Annualized Return     Annualized Return
                 Fiscal Year           Five Years            From Inception
                 November 1, 2005 -    November 1, 2000 -    December 10, 1999 -
                 October 31, 2006      October 31, 2006      October 31, 2006
                 --------------------  --------------------  ------------------
MEEHAN FOCUS
FUND                  13.10%                  6.77%                 4.75%

S&P 500 Total
Return Index**        16.34%                  7.25%                 1.29%

NASDAQ*               11.62%                  6.96%                (5.88%)



PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PERFORMANCE DATA QUOTED ABOVE REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE CALL (866) 884-5968.

--------------------------------------------------------------------
The Meehan Focus Fund's total annual operating expenses are 1.38%.
--------------------------------------------------------------------

* The views expressed herein are not meant as investment advice.
Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges, and expenses of the Fund before investing. Contact the Fund at
(866) 884-5968 for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully.

** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Index performance does not include transaction costs or other fees, which will affect actual performance.

The market pendulum has swung between euphoria and fear over the past six months. The S&P 500 peaked at all-time highs in July and again in October, only to fall back steeply each time. The market's fear has centered on the economic impact of the extended housing downturn and the spread of related subprime mortgage problems, first to other sectors of the credit markets and then to the market as a whole.

In an effort to calm the markets and maintain liquidity, the Federal Reserve Board has cut the Fed funds rates three times since September, and the rate now stands at 4.25%, down from 5.25% before the first cut. The market has recovered from its November lows, but volatility remains.

We expect credit market turmoil and weakness in housing to continue into 2008 but slowly abate. Economic growth also will slow. Against this backdrop, we remain cautiously optimistic about stock returns in the coming year. Our research is focused on identifying financially strong companies with diversified revenue sources and strong competitive positions selling at attractive prices, and we continue to find stocks that fit these criteria.

We added three stocks to the Fund's portfolio over the past six months: consumer product giant Procter & Gamble, financial powerhouse Bank of America, and specialty lender CapitalSource. In addition, we increased existing positions in Novartis, eBay, UPS, Dell, and several others.

We exited positions in several stocks over the past six months. Leucadia, Dentsply, and TransCanada were all sold at substantial gains after they reached what we considered their fair value. We sold Home Depot, a Fund holding for several years, at a loss. Although Home Depot is a dominant force in the home improvement business, we believe that the slowing housing market and credit crunch will continue to pressure Home Depot's sales and profits over the next two years. We concluded that when a quality company goes up against a fundamentally declining business, the business usually wins out. We took advantage of the company's $37 per share tender offer in September in order to devote those funds to stocks with better long-term prospects.

PORTFOLIO REVIEW
----------------

The attached Schedule of Investments identifies the stocks we owned and their market value as of October 31, 2007. Our Fund held 41 stocks, and 81% of the Fund's assets were invested in 25 companies. Our top 10 holdings, which represented more than 45% of the Fund's portfolio, were as follows:

                 Company                            % of Fund
                 -------                            ---------
     1.     Berkshire Hathaway Inc., Class B           9.4
     2.     Microsoft Corp.                            5.4
     3.     Diageo PLC ADR                             5.0
     4.     Devon Energy Corp.                         4.2
     5.     Nestle SA ADR                              4.1
     6.     Anheuser Busch Cos., Inc.                  3.8
     7.     Sysco Corp.                                3.6
     8.     Automated Data Processing                  3.4
     9.     Fastenal Co.                               3.3
     10.     iShares MSCI Emerging Markets Index       3.2
                                                       ---
                                                      45.4

All of our top ten holdings show gains since we purchased them. Our largest gains, in dollar terms, are in Berkshire Hathaway, placeDevon, and the iShares MSCI Emerging Markets Index, all long-term Fund holdings. These three holdings, along with Microsoft, posted strong returns over the past six months and contributed significantly to the Fund's gains.

Our weakest performers over this time period were CarMax, Barclays Bank, and Progressive. CarMax was dented by concerns about its future growth in what is projected to be a slowing economy. Despite its struggles, CarMax's growth potential in the highly fragmented used car market is outstanding, and its increasingly sophisticated used car pricing database gives it a competitive advantage over other sellers. Although bruised by the ongoing turmoil in the credit markets, Barclays remains profitable, and diversified operations and strong market position in its primary business lines should enable it to weather the current storm and grow its earnings. Auto insurer Progressive, one of the Fund's best performing stocks since it was purchased, was hurt over the past six months by slowing revenue growth as competitors reduced rates to gain market share. Progressive remains a low cost provider in the auto insurance business, and its disciplined approach to underwriting, which prevents it from bowing to competitive pressures and lowering premiums to unprofitable levels, should serve it well over the long term.

BRIEF DISCUSSION OF THREE OF OUR TOP HOLDINGS
---------------------------------------------


                                       October 31, 2007        Percent
                      Average Cost       Market Price          Increase
                        Per Share         per Share            (Decrease)
                        ---------       ------------           ----------
eBay, Inc.               $29.76            $36.10                21.3%

Novartis AG ADR          $55.24            $53.17                (3.8%)

Berkshire Hathaway,
Inc. Class B          $2,164.21         $4,414.00               104.0%

                               [GRAPHIC OMITED]


Recent  Price     $31.98
Market  Cap.      $46.4b

Forward  P/E        19.1
Price  /  Sales      6.0

Price  /  Book       4.0

Return on Equity    1.5%
Dividend  Yield      N/A


EBAY, INC. (EBAY)

With a market capitalization of $46 billion, eBay is one of the strongest survivors of the original Internet gold rush. eBay operates the world's largest online trading community, which provides over 247 million users the opportunity to buy and sell items including consumer electronics, toys, used cars, antiques, and collectibles. Begun as an auction marketplace in 1995, eBay today also offers items for fixed prices and operates in 36 markets around the world.
Gross merchandise volume exceeded $53 billion over the past four quarters, and eBay collects a percentage of the price of each item sold. In addition to auction and fixed-price marketplaces, eBay owns PayPal, which facilitates online payment for goods and services, and Skype, an Internet telephony provider.

We began buying shares of eBay in mid-2006 after fears of slowing revenue growth drove its price down significantly. Although below historical levels, we find revenue growth of 25% to 30% very attractive. In addition, eBay has demonstrated an ability to build on its strong brand by pursuing additional outlets for growth, including new features and marketplace formats such as eBay Express, which offers users an easier way to purchase fixed-price items. Management has found that users who shop at both eBay.com and eBay Express spend about 25% more than those who do not use Express. Also, international markets, which currently generate about half of total revenue, offer substantial opportunities for the company to expand.

Finally, strategic acquisitions have enabled the company to broaden its offerings and increase sales. PayPal continues its robust growth and, although eBay took a $1.4 billion third quarter charge related to the Skype acquisition, Skype is now profitable and growing rapidly. Recently, eBay purchased StubHub to improve its ability to compete in the resale of event tickets and German online auction management company ViA-Online to enhance its services in placecountry-regionGermany.

eBay's business model is sustainable and profitable, with operating margins above 30%. The company generated over $2 billion of free cash flow over its last four quarters, and annual free cash flow is projected to grow at average rate of 20% over the next five years. After share repurchases totaling $2.8 billion since 2006, eBay still holds $4.4 billion of cash and has no debt. Management and the board own about 18% of the company's shares, which aligns their interests with ours.

Although eBay carries a forward price to earnings ratio of approximately 19, we believe that premium is more than offset by projected annual earnings growth of 20% or more over the next several years. Combined with the strength of the company's user network and brands and its track record of innovation, eBay should generate solid returns for the Fund.

                               [GRAPHIC  OMITED]


Recent  Price     $54.00
Market  Cap.     $132.0b

Forward  P/E        14.6
Price  /  Sales      3.1

Price  /  Book       2.5

Return on Equity   16.8%
Dividend  Yield     1.7%


NOVARTIS AG ADR (NVS)

Swiss company Novartis, with a market cap of $132 billion, is one of the world's largest pharmaceutical and health care companies. Novartis offers a broad range of products, including branded drugs (63% of sales), generic drugs (16% of sales), and consumer health products (18% of sales). Created by the 1996 merger of Sandoz and Ciba-Geigy, Novartis has broadened its operations in the attractive placecountry-regionU.S. market. 38% of the company's sales are now in the country-regionUnited States, and 39% are in placeEurope. Novartis has also jettisoned non-core operations to concentrate on healthcare products, as demonstrated by the April sale of its Gerber baby food division for $5.5 billion.

We purchased our first shares of Novartis approximately two years ago and have substantially increased our position over the past 12 months, attracted by its broad revenue base, relative lack of exposure to patent expirations over the next several years, and strong product pipeline. Within its branded drug segment, Novartis focuses largely on cancer and cardiovascular disease, and its flagship hypertension drug Diovan is growing sales at a double-digit rate and has a 40% market share in the placecountry-regionU.S. The company's top five branded drugs represent only 28% of sales, which insulates Novartis from the risk of any one of its blockbusters faltering. Other competitors are much more dependent on a small number of drugs, and they have greater exposure to patent expirations. Novartis also has one of the best new product pipelines in the industry, with 138 projects in development and at least six expected product launches in 2008.

The 2005 acquisitions of generic drug companies Eon Labs and Hexal AG make Novartis one of the world's largest generic drug producers. Industry sales of generic drugs are projected to increase twice as fast as branded drug sales, and the company's generic drug operations benefit from the manufacturing expertise developed in the branded segment. Novartis also owns significant stakes in biotech companies Roche Holdings and Genentech and is a pioneer in the emerging field of generic biologic drugs. In 2006 the company purchased the remaining 58% of biotech firm Chiron it didn't already own, which strengthens its position in vaccines.

We like management's conservative style, reflected in the company's operating philosophy and strong balance sheet. Novartis has $14.5 billion in cash and an AAA credit rating, and the company generates strong cash flows and high-teens returns on equity. Novartis uses some of its cash to pay a healthy dividend and repurchased $3.3 billion worth of shares in the first nine months of 2007.

Novartis currently trades at a forward price to earnings ratio of 14.6, a discount to its historical range. With its diversified portfolio of drugs, strong pipeline, exposure to biotech, and conservative balance sheet, we expect Novartis to provide attractive returns.

                               [GRAPHIC OMITED]


Recent  Price     $4,463
Market  Cap.     $207.6b

Forward  P/E        23.1
Price  / Sales       1.8

Price  /  Book       1.8

Return on Equity   12.0%
Dividend Yield       N/A


BERKSHIRE HATHAWAY, INC. CLASS B (BRK.B)

Berkshire Hathaway was the first stock purchased for the Fund and is the Fund's largest holding. placeBerkshire's insurance operations, which include Geico, General Re, and National Indemnity, make it one of the largest insurance companies in the world. Berkshire also owns a stable of consumer and industrial businesses including well known names like Dairy Queen, Fruit of the Loom, Net Jets, manufactured home builder placePlaceNameClayton PlaceNameHomes, and carpet maker Shaw Industries.

Operating profits through the first nine months of 2007 are ahead of the record pace set in 2006. Aggressive pricing by competitors that placeBerkshire declined to match slightly reduced insurance profits in the third quarter, but we applaud this discipline as we know that over the long term it will yield higher profits. Geico's low cost direct marketing sales model and placeBerkshire's status as the world's only AAA rated reinsurance company are durable competitive advantages that will help generate strong profits over the long haul. Earnings growth across all of its subsidiaries was 23% through the first nine months of 2007, with results at Geico, MidAmerican Energy, and Net Jets leading the way.

At Berkshire's annual meeting in CityOmaha this May, Mr. Buffett again addressed the question of who will succeed him at placeBerkshire. He told shareholders that when he leaves placeBerkshire his job will be divided into two positions, a Chief Executive Officer and a Chief Investment Officer. CEO candidates have already been identified from among the managers of placeBerkshire's businesses. The CIO has not yet been chosen, and placeBerkshire has announced that it is searching for candidates. While there is certain to be some disruption when Mr. Buffett leaves the helm at placeBerkshire, his track record is outstanding when it comes to identifying management personnel as well as investments. We are confident that the people chosen will continue to run placeBerkshire in the same manner as Mr. Buffet.

After putting approximately $11 billion to work in the equities market this year, including a $4 billion stake in Burlington Northern Santa Fe railroad, placeBerkshire still has $40 billion of cash to invest. Dislocations in the credit markets have increased funding costs for private equity firms, major competitors for Berkshire in the acquisition market over the past several years, potentially providing placeBerkshire with some opportunities to put its war chest to work. We expect that Mr. Buffett will find a way to profitably deploy placeBerkshire's cash and that his patience will ultimately reward shareholders.

The attributes that made Berkshire an attractive investment the Fund's first day of operations - outstanding management, competitive advantages in its primary business segments, strong cash flows, and an AAA rated balance sheet - continue to make it attractive today, and we expect Berkshire will remain one of the Fund's core holdings.


Sources for charts and text: Morningstar, Value Line, Standard & Poor's, company reports, and Edgemoor Investment Advisor estimates.

ADMINISTRATIVE MATTERS
----------------------

We are pleased to announce that effective November 1, 2007, both the administrative expense fee and the investment advisory fee charged by the Advisor were contractually reduced by 10 basis points (bps). With these reductions, the Fund's annual administrative expense fee dropped from 35 to 25 bps, and the annual investment advisory fee dropped from 100 to 90 bps, which means the total fees charged by the Advisor have been reduced from 1.35% to 1.15%.

We would also like to announce that the Fund's Advisor has changed its name to Edgemoor Investment Advisors. We believe the new name better conveys the Advisor's mission. The Advisor's business and personnel have not changed in any way.

CONCLUSION
----------

We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Fund's NAV online at any time by typing the fund's symbol (MEFOX) into most stock quotation services. Please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.


                                        Sincerely,



                                        /s/ Thomas P. Meehan
                                        --------------------
                                        Thomas P. Meehan



                                        /s/ Paul P. Meehan
                                        ----------------------------
                                        Paul P. Meehan



                                        /s/ R. Jordan Smyth, Jr.
                                        ------------------------
                                        R. Jordan Smyth, Jr.





                                        Managers, Meehan Focus Fund



MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007
                                               NUMBER          MARKET
                                               OF SHARES       VALUE
                                               ---------       -------
COMMON STOCK -- 100.9%

CONSUMER DISCRETIONARY
Avon Products, Inc.                             20,000      $   819,600
Carmax, Inc. *                                  56,000        1,168,720
Diageo PLC ADR                                  23,000        2,110.250
Ebay, Inc. *                                    34,000        1,227,400
International Game Technology                   27,000        1,177,470
Liberty Media Hldg Corp Interactive *           17,500          371,525
Liberty Media Hldg Capital Series *              3,500          437,430
Time Warner, Inc.                               40,000          730,400
Weight Watchers International, Inc.             20,000        1,024,800
       TOTAL CONSUMER DISCRETIONARY -- 22.5%                  9,067,595

CONSUMER STAPLES
Anheuser-Busch Companies                        31,000        1,589,680
General Mills, Inc.                             14,000          808,220
Nestle SA ADR                                   15,000        1,732,500
Proctor & Gamble                                11,000          764,720
Sysco Corp.                                     45,000        1,543,050
Unilever PLC ADR                                16,200          393,336
        TOTAL CONSUMER STAPLES -- 16.2%                       5,192,576

ENERGY
ConocoPhillips                                   8,000          679,680
Devon Energy Corp.                              19,000        1,774,600
        TOTAL ENERGY -- 6.1%                                  2,454,280

FINANCIAL
Bank of America                                 12,000          579.360
Barclays PLC ADR                                22,000        1,118,700
Berkshire Hathaway, Inc., Class B *                900        3,972,600
CapitalSource, Inc.                             10,000          182,200
Fairfax Financial Holdings                       2,300          632,500
Progressive Corp.                               28,000          518,000
Wesco Financial Corp                             2,000          796,000
        TOTAL FINANCIAL -- 19.4%                              7,799,360

HEALTH
Amgen                                            7,000          406,770
Biogen *                                         6,000          446,640
Novartis                                        20,000        1,063,400
Teva Pharmaceutical                             22,000          968,220
        TOTAL HEALTH -- 7.2%                                  2,885,030

INDUSTRIALS
Fastenal Co.                                    31,000        1,378,880
Illinois Toolworks, Inc.                        16,000          916,160
        TOTAL INDUSTRIALS -- 5.7%                             2,295,040

INFORMATION TECHNOLOGY
Dell Inc                                        17,000          520,200
Microsoft Corp.                                 62,000        2.282,220
        TOTAL INFORMATION TECHNOLOGY -- 7.0%                  2,802,420

MATERIALS
Alcoa, Inc.                                      7,500          296,925
Methanex Corp.                                  18,983          577,463
3M Company                                      10,000          863,600
        TOTAL MATERIALS -- 4.3%                               1,737,988

SERVICES
Apollo Group, Inc. *                             8,000          643,080
Automatic Data Processing, Inc.                 29,000        1,437,240
Broadridge Financial Solutions, Inc.             7,250          145,000
United Parcel Service, Inc.                     15,000        1,126,500
Western Union Co.                               57,000        1,256,280
        TOTAL SERVICES - 11.4%                                4,599,100

UTILITIES
AES Corp. *                                     21,250          454,962
        TOTAL UTILITIES -- 1.1%                                 454,962

         TOTAL COMMON STOCK (COST $29,424,502)          $    40,601,665
                                                        ---------------

EXCHANGE TRADED FUNDS -- 3.3%
iShares MSCI Emerging Markets Index              8,000        1,337,520
                                                              ---------

TOTAL EXCHANGE TRADED FUNDS (COST $470,676)             $     1,337,520


SHORT TERM INVESTMENTS -- 0.4%
First Western Bank Collective Asset
  Fund (Cost $148,379)                         148,379          148,379
                                                         --------------


TOTAL INVESTMENTS (COST $30,043,557) -- 104.6%               42,087,564
OTHER ASSETS LESS LIABILITIES -- (4.6%)                      (1,856,485)

NET ASSETS -- 100.0%                                     $   40,231,079



* Non-income producing investments


The accompanying notes are an integral part of the financial statements.



Sector Allocation (% of Net Assets)
For the Meehan Focus Fund
October 31, 2007

[GRAPHIC OMITED]

Consumer Discretionary             22.5%
Consumer Staples                   16.2%
Energy                              6.1%
Financial                          19.4%
Health                              7.2%
Industrials                         5.7%
Information Technology              7.0%
Materials                           4.3%
Services                           11.4%
Utilities                           1.1%
Other                               3.3%

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2007
----------------------------


ASSETS:
   Investments, at market (cost $30,043,557) (Note 1)               $42,087,564
   Cash                                                                 304,572
   Receivables:
      Dividends and interest                                             61,334
                                                                        -------
                Total assets                                         42,453,470
                                                                     ----------

LIABILITIES:
   Payables:
      Due to advisor (Note 4)                                            47,494
      Income Dividends Payable                                           88,638
      LT Capital Gains Payable                                        2,086,259
               Total liabilities
                                                                      2,222,391
                                                                         ------

NET ASSETS                                                           $40,231079
                                                                     ==========

NET ASSETS CONSIST OF:
    Common stock (100,000,000 shares of $.0001 par value
       authorized, 2,243,265 shares outstanding) (Note 2)           $       224
    Additional capital paid-in                                       28,186,848
    Accumulated net realized gain on investments                              0
    Net unrealized appreciation on investments                       12,044,007
    Undistributed net investment income (loss)                                0

Net Assets, for 2,243,265 shares outstanding                        $40,231,079
                                                                     ==========

Net Asset Value, offering per share *                               $     17.93
                                                                          =====



* Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED October 31, 2007
- ------------------------------------------------

INVESTMENT INCOME:
    Interest                                                        $    12,273
    Dividends                                                           596,202
                                                                        -------
         Total investment income                                        608,475
                                                                         -------

EXPENSES:
    Investment advisory fees (Note 4)                                   383,983
    Service fees (Note 4)                                               135,854
                                                                        -------
          Total expenses                                                519,837
                                                                        -------

    Net investment income (loss)                                         88,638
                                                                         ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments                           2,086,259
    Net change in unrealized appreciation on investments              3,958,519
    Net gain on investments                                           6,044,778
                                                                      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $  6,133,416
                                                                      =========


    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS  (UNAUDITED)
- ------------------------------------------------


                                              YEAR ENDED          YEAR ENDED
                                           October 31, 2007    October 31, 2006
                                           ----------------    ----------------
INCREASE IN NET ASSETS
Operations:
    Net investment income (loss)              $   88,638          $    (25,867)
    Net realized gain (loss) on investments    2,086,259               695,336
    Net change in unrealized appreciation
      (depreciation) on investments            3,958,519             3,338,227
                                               ---------             ---------
Net increase (decrease) in net assets
  resulting from operations                    6,133,416             4,007,696
                                               ---------             ---------


DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Capital Gains                             (2,086,259)              (554,277)
    Net investment income                        (88,638)                 --
                                                                     ---------

Increase in net assets from Fund
    share transactions (Note 2)                1,858,691               890,058
                                               ---------               -------
Increase in net assets                         5,817,210             4,343,477

NET ASSETS:
    Beginning of period                       34,413,869            30,070,392
                                              ----------            ----------
    End of period                           $ 40,231,079          $ 34,413,869
                                            ============            ==========


Undistributed net investment income
  included in net assets                    $      --             $     --


    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS  (UNAUDITED)
- ---------------------------------

Per Share Data (For a Share Outstanding Throughout each Period)




                                                                                   FOR THE PERIOD    FOR THE YEAR
                                                                                   ENDED             ENDED
                                                                                   October 31, 2007  OCTOBER 31, 2006
                                                                                   ----------------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $         16.14   $           14.50
                                                                                   ----------------  ------------------

INVESTMENT OPERATIONS:
                                      Net investment income (loss)                            0.04               (0.01)
                                      Net realized and unrealized gain (loss) on
                                      investments                                             2.72                1.91
                                                                                   ----------------  ------------------
                                      Total income (loss) from investment                     2.76                1.90
                                                                                   ----------------  ------------------
                                      operations

Distributions:
                                      From Capital Gains                                     (0.93)              (0.26)
                                      From net investment income                             (0.04)                  -
                                                                                   ----------------
                                      Total distributions                                    (0.97)              (0.26)
                                                                                   ----------------  ------------------

NET ASSET VALUE, END OF PERIOD                                                     $         17.93  $           16.14
                                                                                   ================  ==================

TOTAL RETURN                                                                                 17.10%              13.10%

RATIOS/SUPPLEMENTAL DATA
                                      Net assets, end of period (in 000's)         $       40,231    $          34,414
                                      Ratio of expenses to average net assets               1.36%                 1.41%
                                      Ratio of net investment income
                                      to average net assets                                 0.23%                -0.08%
                                      Portfolio turnover rate                              19.48%                23.99%




                                      FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                      ENDED               ENDED               ENDED
                                      OCTOBER 31, 2005    OCTOBER 31, 2004    OCTOBER 31, 2003
                                      ------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $           13.55   $           12.78   $            9.88
                                      ------------------  ------------------  ------------------

INVESTMENT OPERATIONS:
                                                   0.01               (0.06)               0.01

                                                   0.95                0.83                2.90
                                      ------------------  ------------------  ------------------
                                                   0.96                0.77                2.91
                                      ------------------  ------------------  ------------------


Distributions:
                                                      -                   -                   -
                                                  (0.01)                  -               (0.01)

                                                  (0.01)                  -               (0.01)
                                      ------------------  ------------------  ------------------

NET ASSET VALUE, END OF PERIOD        $           14.50   $           13.55   $           12.78
                                      ==================  ==================  ==================

TOTAL RETURN                                       7.08%               6.03%              29.43%

RATIOS/SUPPLEMENTAL DATA
                                      $          30,070   $          27,493   $          20,713
                                                   1.50%               1.50%               1.50%

                                                   0.05%              -0.47%               0.08%
                                                  29.96%              22.66%              23.20%



The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
-----------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2007

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     Meehan Mutual Funds, Inc. (the "Company") is incorporated under the laws of the state of StateplaceMaryland and consists solely of the Meehan Focus Fund (the "Fund"). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation-Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Investments in open end investment companies are valued at the closing net asset value on the day of valuation. The Board will consider the following factors when fair valuing securities: (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund's holdings.

b) Federal Income Taxes-No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders-Distributions to shareholders are reported by the Fund on the ex-dividend date. Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the placecountry-regionUnited States of America.

d) Use of Estimates-The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Redemption Fee - A redemption fee of 2% of the value of the shares sold will be imposed on fund shares redeemed within 7 calendar days of their purchase.

f) Foreign Securities - The fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in placecountry-regionU.S. companies. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable placecountry-regionU.S. companies.

g) Other-Income and expenses are recorded on the accrual basis. Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.     CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the year ended October 31, 2007 were as follows:
                                        SHARES            AMOUNT
                                        ------           --------
     Sold                              177,979          $3,073,426
     Reinvestments                      34,342             554,277
     Redeemed                         (101,624)         (1,769,012)
                                      ---------         -----------

     Net Increase                    110,697            $1,858,691
                                     =======            ==========

     Transactions in shares of the Fund for the year ended October 31, 2006 were as follows:
                                        SHARES            AMOUNT
                                        ------           --------
     Sold                              115,201          $1,755,590
     Reinvestments                           0                   0
     Redeemed                          (57,139)           (865,532)
                                       --------           ---------

     Net Increase                       58,062            $890,058
                                       =======            =========

3.     INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended October 31, 2007, were as follows:

          Purchases                         $8,473,914

          Sales                              7,429,430


     At October 31, 2007, unrealized appreciation of investments for tax purposes was as follows:

          Appreciation                     $12,103,496
          Depreciation                         (59,489)
                                              --------

     Net appreciation on investments       $12,044,007
                                           ===========


     At October 31, 2007, the cost of investments for federal income tax purposes was $30,043,557.


4.     ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
     The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor was entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Fund's average daily net assets. For the year ended October 31, 2007, the Advisor received fees of $383,983.

     Effective November 1, 2007, the advisory fee paid by the Fund to the Advisor was contractually reduced by 0.10% to an annual rate of 0.90% as applied to the Fund's average daily net assets.

     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor was entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.35% as applied to the Fund's average daily net assets. For the year ended October 31, 2007, the Advisor received fees of $135,854.

     Effective November 1, 2007, the fee paid by the Fund to the Advisor under the Servicing Agreement was contractually reduced by 0.10% to an annual rate of 0.25% as applied to the Fund's average daily net assets.

4. The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Viking Fund Management, LLC ("Viking") to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.

     The effect of the Advisory Agreement and the Servicing Agreement, as amended and restated effective November 1, 2007, is to place a "cap" on the Fund's normal operating expenses at 1.15%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, acquired fund expenses, if any, and other extraordinary expenses.

     The Fund and the Advisor have entered into a Distribution Agreement with Viking Fund Distributors, LLC to provide distribution services to the Fund.

     The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through October 31, 2008.

     One of the directors and officers of the Fund is a director and officer of the Advisor and two of the officers of the Fund are also officers of the Advisor.

5.     DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     The tax character of distributions paid during the years ended October 31, 2007 and 2006 were as follows:

                                                     2007               2006
                                                     ----               ----
Distributions from ordinary income           $     88,638          $       0
Distributions from Long-Term Capital Gains      2,086,259            554,277

     As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                $          0
Unrealized appreciation of securitie           12,044,007
Capital Loss Carryforward                               0
                                                  -------
                                             $ 12,044,007
                                              ===========



6.     RECENTLY  ISSUED  ACCOUNTING  PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes," an interpretation of SFAS 109, "Accounting for Income Taxes" (FIN 48). FIN 48 is effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 established the accounting for uncertain tax positions that have been taken or are expected to be taken in a tax return, including the recognition and measurement of their financial statement effects. Pursuant to FIN 48, the Fund would recognize a tax benefit only if it is "more likely than not" that a particular tax position would be sustained upon examination or audit. To the extent the "more likely than not" standard is satisfied, the benefit associated with a tax position is measured as the largest amount that is greater than 50% likely of being realized upon settlement.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements. This standard defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund is presently evaluating the impact of adopting SFAS 157.

DIRECTORS AND OFFICERS AS OF OCTOBER 31, 2007 (UNAUDITED)


                                    DIRECTORS
                                    ---------

                                      LENGTH OF       NUMBER OF    Other
NAME, AGE AND ADDRESS     POSITION    TIME SERVED     PORTFOLIOS   Directorships
OF PORTFOLIOS IN                                      Overseen     Held
---------------------     ---------   -----------     ---------    -------

Thomas  P.  Meehan  (67)  President   Since 1999          1        None
1900  M  Street,  NW
Suite  600
Washington,  DC  20036

PRINCIPAL  OCCUPATION  DURING  PAST  5  YEARS:
President, Edgemoor Investment Advisors, Inc., a registered investment Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 thru September, 1999). Trustee,
Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).


Andrew Ferrentino (67)
7904 Horseshoe Lane      Independent   Since 1999         1         None
Potomac, MD  20854       Director

PRINCIPAL  OCCUPATION  DURING  PAST  5  YEARS:
Member, Board of Directors Template Software, Inc. from 1997 to 1999. Private consultant in the computer software industry (January 1, 1999 to present).
President,  Template  Software,  Inc.  from  1982  to  December  31,  1998.


Peter R. Sherman (68)
5123 Tilden Street, NW   Independent   Since 2003          1        None
Washington, DC  20016    Director

PRINCIPAL  OCCUPATION  DURING  PAST  5  YEARS:
Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to June, 2005; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.



                                    OFFICERS
                                    --------

                                      LENGTH OF       NUMBER OF    Other
NAME, AGE AND ADDRESS     POSITION    TIME SERVED     PORTFOLIOS   Directorships
OF PORTFOLIOS IN                                      Overseen     Held
---------------------     ---------   -----------     ---------    -------

Paul P. Meehan (44)        V.P.
1900 M Street, NW          and        Since 2002        N/A         None
Suite 600                Treasurer
Washington, DC  20036

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, Edgemoor Investment Advisors, Inc., January 2006 to present; Director, Edgemoor Investment Advisors, Inc., January 2005 to December 2005; Vice-President, Edgemoor Investment Advisors, Inc., December 2002 to January 2005; Attorney, United States Environmental Protection Agency, 1997 to 2002.


R. Jordan Smyth, Jr. (41)  V.P.
1900 M Street, NW          and         Since 2005        N/A        None
Suite 600                Secretary
Washington, DC  20036

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, Edgemoor Investment Advisors, Inc., January 2005 to present; Director, Edgemoor Investment Advisors, Inc., April 2003 to December 2004;
Director,  Wachovia  Securities,  June  1996  to  February  2003.


Aggregate remuneration paid by the Fund during the period to all Directors totaled $10,000. Directors serve for the lifetime of the Company, or until they are removed or resign. Officers are elected annually for one year terms. The Company's Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanfocusfund.com or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and R. Jordan Smyth, Jr. qualify as "interested persons" of the Company as that term is defined by the Investment Company Act of 1940, as amended. Each is affiliated with the Advisor.

                            *************************

This report is for the information of the shareholders of Meehan Focus Fund. For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus.

MEEHAN FOCUS FUND
-----------------

NOTICE TO SHAREHOLDERS
OCTOBER 31, 2007 (UNAUDITED)

QUARTERLY FILINGS ON FORM N-Q - The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in placeCityWashington, StateD.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

 PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2007 - Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available (1) without charge upon request by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To  the  Shareholders  and  Board  of  Directors
Meehan  Mutual  Funds,  Inc.

We have audited the accompanying statement of assets and liabilities of the Meehan Mutual Funds, Inc. (consisting of the Meehan Focus Fund), including the schedule of investments as of October 31, 2007, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2007 and 2006, and the financial highlights for each of the five years in the period ended October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (placecountry-regionUnited States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Meehan Focus Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for the years ended October 31, 2007 and 2006, and the financial highlights for each of the five years in the period ended October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.


BRADY,  MARTZ  &  ASSOCIATES,  P.C.
Bismarck, North Dakota,  USA
December  5,  2007

ITEM 2.  CODE OF ETHICS

As of the end of the period October 31, 2007, Meehan Mutual Funds, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the President and Treasurer. Meehan Mutual Funds, Inc. has not made any amendments to its code of ethics during the covered period. Meehan Mutual Funds, Inc. has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

ITEM  3.  AUDIT  COMMITTEE  FINANCIAL  EXPERT

The Board of Directors of Meehan Mutual Funds, Inc. has determined that it does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. However, the Board of Directors determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient financial expertise to address any issues that are likely to come before the Committee, including the evaluation of the Company's financial statements, supervision of the Company's preparation of its financial statements, and oversight of the work of the Company's independent auditors.

ITEM  4.  PRINCIPAL  ACCOUNTANT  FEES  AND  SERVICES

(a)  Audit Fees

     The aggregate fees billed by registrants independent public accountants, Brady Martz & Associates (BMA) for each of the last two fiscal years for professional services rendered in connection with the audit of registrants annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $6,700 for the year ended October 31, 2006, and $7,100 for the year ended October 31, 2007.

     (b)  Audit-Related Fees

     The aggregate fees BMA billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrants audit and are not reported under Item 4(a) were $610 and $610 for the years ended October 31, 2006 and October 31, 2007, respectively. These fees were to pay for the consent letter, accompanying the prospectus, as well as the personal property tax return preparation. The aggregate fees BMA billed to registrants investment adviser and any entity controlling, controlled by, or under common control with registrants investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2006, and $0 for the year ended October 31, 2007.

     (c)  Tax Fees

     The aggregate tax fees BMA billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $605 for the year ended October 31, 2006, and $600 for the year ended October 31, 2007. The aggregate tax fees BMA billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrants investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2006, and $0 for the year ended October 31, 2007.

     (d)  All Other Fees

     For the fiscal years ended October 31, 2006 and 2007, registrant paid BMA no other fees. The aggregate fees BMA billed to registrants investment adviser and any entity controlling, controlled by, or under common control with registrants investment adviser for any other services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2006, and $0 for the year ended October 31, 2007.

     (e) Registrants Audit Committee Charter provides that the audit committee (comprised of the Independent Directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The Audit Committee reports to the Board of Trustees (Board) regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant's Audit Committe pre-approved all fees described above which BMA billed to registrant.

     (f) Less than 50% of the hours billed by BMA for auditing services to registrant for the fiscal year ended October 31, 2007, were for work performed by persons other than full-time, permanent employees of BMA.

     (g) The aggregate non-audit fees billed by BMA to registrant and to registrants investment adviser and any entity controlling, controlled by, or under common control with registrants investment adviser for the fiscal years ending October 31, 2006, and October 31, 2007, were $0 and $0.

     (h) Registrants Audit Committee has no considered the non-audit services provided to the registrant and registrants investment adviser and any entity controlling, controlled by, or under common control with registrants investment adviser as described above because no non-audit services were performed by the accountant.


ITEM  5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the registrant.

ITEM  6.  SCHEDULE OF INVESTMENTS

Included as part of report to shareholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not  applicable  to  the  registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not  applicable  to  registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to registrant.

ITEM  10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not  applicable.

ITEM  11.  CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Treasurer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of December 28, 2007.

(b) There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) of Meehan Mutual Funds, Inc that occurred during the second half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

12.  EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)     Not applicable to registrant.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             MEEHAN MUTUAL FUNDS, INC.
Date:     December 28, 2007

                                             /s/Thomas P. Meehan
                                             --------------------------------
                                             Thomas P. Meehan
                                             President


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:     December 28, 2007

                                             /s/Thomas P. Meehan
                                             --------------------------------
                                             Thomas P. Meehan
                                             President


Date:     December 28, 2007

                                             /s/Paul P. Meehan
                                             --------------------------------
                                             Paul P. Meehan
                                             Treasurer and
                                             Chief Compliance Officer

                                                                  EX.99.CODEETH
                            MEEHAN MUTUAL FUNDS, INC.
                   CODE OF ETHICS FOR PRESIDENT AND TREASURER

1.      COVERED OFFICERS AND PURPOSES OF THIS CODE
        ------------------------------------------

        This code of ethics ("Code") applies to the President and the Treasurer (the "Covered Officers") of the Meehan Mutual Funds, Inc. (the "Company"). The Code serves to promote:

        (a) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (b) full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

        (c) compliance  with  applicable   laws  and   governmental   rules  and
            regulations;

        (d) the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

        (e) accountability for adherence to the Code.

        Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

2.      COVERED OFFICERS SHOULD RESOLVE ETHICALLY ANY ACTUAL OR APPARENT
        ----------------------------------------------------------------
        CONFLICTS OF INTEREST
        ---------------------

        A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his or her service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his position with the Company.

        Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended ("1940 Act"), and the Investment Advisers Act of 1940, as amended ("Advisers Act"). For example, Covered Officers may not engage individually in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company.

        Conflicts also may arise from a Covered Officer's position or employment at Edgemoor Capital Management, Inc. ("Edgemoor") and his or her position with the Company. This Code recognizes that the Covered Officers, in the normal course of their duties (whether formally for the Company or for Edgemoor, or for both), will be involved in establishing policies and implementing decisions that will have different effects on Edgemoor and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and Edgemoor and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

        Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the 1940 Act and the Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company. Thus, a Covered Officer should not:

        (a) use personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company; or

        (b) cause the Company to take action, or fail to take action, for the personal benefit of the Covered Officer, rather than the benefit of the Company.

        At times, certain situations may arise that may, or may not be, considered conflicts of interest under this Code. Covered Officers are encouraged to discuss such situations with legal counsel to the Company if they are concerned that the situation poses a conflict of interest to him or her. Examples of these types of situations include:

        (a) service as director on the board of any public or private company;

        (b) the receipt of any non-nominal gifts;

        (c) the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

        (d) any  ownership   interest  in,  or  any   consulting  or  employment
            relationship with, any of the Company's service providers, other than Edgemoor, or any affiliated person thereof; and

        (e) a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

3.      DISCLOSURE AND COMPLIANCE
        -------------------------

        It is Company policy to make full, fair, accurate, timely and understandable disclosure in compliance with all applicable laws and regulations in all reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in all other public communications made by the Company. Covered Officers are required to promote compliance with this policy by all employees and to abide by Company standards, policies and procedures designed to promote compliance with this policy. Thus, a Covered Officer shall

        (a) familiarize himself or herself with the disclosure requirements generally applicable to the Company;

        (b) not knowingly misrepresent, or cause others to misrepresent, facts regarding a Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations;

        (c) to the extent appropriate, within his or her area of responsibility, consult with other officers and employees of the Company and Edgemoor with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Company files with, or submit to, the SEC and in other public communications made by the Company; and

        (d) promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

4.      REPORTING AND ACCOUNTABILITY
        ----------------------------

        Each Covered Officer must:

        (a) upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he or she has received, read, and understands the Code;

        (b) annually thereafter affirm to the Board that he or she has complied with the requirements of the Code;

        (c) not retaliate against any other Covered Officer or any employee of the Company or their affiliated persons for reports of potential violations that are made in good faith;

        (d) notify the Audit Committee ("Committee") promptly if he or she knows of any violation of this Code (failure to do so is itself a violation of the Code); and

        (e) report at least annually any affiliations or other relationships related to conflicts of interest in accordance with the Company's Directors and Officers Questionnaire.

        The Committee is responsible for applying this Code to any specific situations presented to it and has the authority to interpret this Code in any particular situation. Any approvals or waivers sought by Covered Officers shall be considered by the Committee.

        The following procedures will be used by the Committee in investigating and enforcing this Code:

        (a) the Committee will take all appropriate action to investigate any potential violations reported to the Committee;

        (b) if, after such investigation, the Committee believes that no violation has occurred, no further action is required;

        (c) if the Committee believes that a violation has occurred, it will inform and make a recommendation to the Board, which will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

        (d) the  Committee  will  be  responsible  for  granting   waivers,   as
            appropriate; and

        (e) any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

        The Committee may retain appropriate counsel or other experts to assist and to perform the foregoing duties and its other duties under this Code.

5.      OTHER POLICIES AND PROCEDURES
        -----------------------------

        This Code shall be the sole code of ethics adopted by the Company for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Any other policies or procedures of the Company, Edgemoor, or other service providers that govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code are to be interpreted and enforced in conjunction with this Code. The codes of ethics under Rule 17j-1 under the 1940 Act for the Company and Edgemoor, contain separate requirements applying to the Covered Officers and others and are not part of this Code.

6.      AMENDMENTS
        ----------

        Any amendments to this Code must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

7.      CONFIDENTIALITY
        ---------------

        All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Board, the Company counsel and Edgemoor.

8.      INTERNAL USE
        ------------

        The Code is intended solely for the internal use by the Company and does not constitute an admission, by or on behalf of the Company, as to any fact, circumstance, or legal conclusion.

Date:   October 1, 2003

                                                                    EX.99.Cert
MEEHAN MUTUAL FUNDS, INC.
FORM N-CSR

EXHIBIT 12(A)(2)(I)



                                  CERTIFICATION

I, Thomas P. Meehan, certify that:

1.     I have reviewed this report on Form N-CSR of Meehan Mutual Funds, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated:     December 28, 2007

                                        /s/Thomas P. Meehan
                                        -----------------------------
                                        Thomas P. Meehan
                                        President

MEEHAN MUTUAL FUNDS, INC.

                                  CERTIFICATION

I, Paul P. Meehan, certify that:

1.     I have reviewed this report on Form N-CSR of Meehan Mutual Funds, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated:     December 28, 2007

                                        /s/Paul P. Meehan
                                        -----------------
                                        Paul P. Meehan
                                        Treasurer

                                                                  EX.99.906CERT
MEEHAN MUTUAL FUNDS, INC.
FORM N-CSR

EXHIBIT 12(B)(II)



                            SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C.   1350, the undersigned officer of Meehan Mutual Funds,
Inc. (the "Company"), hereby certifies, to the best of his knowledge, that the Company's report on Form N-CSR for the period ended October 31, 2007 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company.

Date:     December 28, 2007



                                             /s/Thomas P. Meehan
                                             --------------------
                                             Thomas P. Meehan
                                             President


This certification is being furnished solely pursuant to 18 U.S.C.   1350 and is
not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C.   1350 has
been provided to the Company and will be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

MEEHAN MUTUAL FUNDS, INC.
FORM N-CSR

EXHIBIT 12(B)(II)



                            SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C.   1350, the undersigned officer of Meehan Mutual Funds,
Inc. (the "Company"), hereby certifies, to the best of his knowledge, that the Company's report on Form N-CSR for the period ended October 31, 2007 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company.

Date:     December 28, 2007



                                             /s/Paul P. Meehan
                                             -----------------
                                             Paul P. Meehan
                                             Treasurer


This certification is being furnished solely pursuant to 18 U.S.C.   1350 and is
not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C.   1350 has
been provided to the Company and will be furnished to the U.S. Securities and Exchange Commission or its staff upon request.